                                                                    EXHIBIT 31.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

I, George Q Horowitz, certify that:

          1.   I have  reviewed  this  annual  report on Form  10-K of  Everlast
               Worldwide Inc.;

          2.   Based on my  knowledge,  this  report does not contain any untrue statement  of a material  fact or omit to state a  material  fact
               necessary  to  make  the   statements   made,  in  light  of  the
               circumstances   under  which  such   statements  were  made,  not
               misleading with respect to the period covered by this report;

          3.   Based  on my  knowledge,  the  financial  statements,  and  other financial  information included in this report, fairly present in
               all  material  respects  the  financial  condition,   results  of
               operations  and cash flows of the  registrant as of, and for, the periods presented in this report;

          4.   The registrant's  other certifying  officer and I are responsible
               for   establishing  and  maintaining   disclosure   controls  and
               procedures  (as  defined  in  Exchange  Act Rules  13a-15(e)  and
               15d-15(e)) for the registrant and we have:
               a)   designed such disclosure controls and procedures,  or caused such disclosure controls and procedures to be designed under
                    our  supervision,   to  ensure  that  material   information
                    relating  to  the  registrant,  including  its  consolidated subsidiaries,  is made  known to us by others  within  those entities,  particularly  during  the  period  in which  this report is being prepared;
               b)   evaluated the  effectiveness of the registrant's  disclosure controls  and  procedures  and  presented in this report our
                    conclusions   about  the  effectiveness  of  the  disclosure
                    controls and procedures, as of the end of the period covered by this report based on such evaluation; and
               c)   disclosed  in this  report  any  change  in the  registrants internal  control over  financial  reporting  that  occurred during the  registrant's  most recent  fiscal  quarter ( the registrant's  fourth fiscal quarter in the case of an annual report)  that  has  materially  affected,  or is  reasonably likely  to  materially  affect,  the  registrant's  internal control over financial reporting; and

          5.   The registrant's  other certifying  officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit  committee of  registrant's  board of directors (or persons performing the equivalent function):
               a)   all significant  deficiencies and material weaknesses in the design or  operation  of internal  controls  over  financial reporting  which  could  adversely  affect the  registrant's ability to record,  process,  summarize and report financial data and information; and
               b)   any fraud, whether or not material, that involves management or  other  employees  who  have a  significant  role  in the registrant's internal controls over financial reporting.

               Date: March 29, 2004                 /s/ George Q Horowitz
                                                   -----------------------------
                                                    George Q Horowitz
                                                    Chief Executive Officer